SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549



                                  FORM 8-K

                               CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):  October 13, 1994


                                GENESCO INC.
           -----------------------------------------------------
           (Exact name of registrant as specified in its charter)


            Tennessee                       1-3083             62-0211340
  -------------------------------      ----------------    ------------------
  (State or other jurisdiction of      (Commission File     (I.R.S. Employer
          incorporation)                   Number)         Identification No.)

    Genesco Park, 1415 Murfreesboro Road,
                Nashville, TN                           37214
  ----------------------------------------            ---------
  (Address of principal executive offices)            (Zip Code)



    Registrant's telephone number, including area code:  (615) 367-7000


                               Not Applicable
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)

    Item 5.   Other Events
    ----------------------------------------------------------------------

         On October 13, 1994, Harry D. Garber, Chairman of the Board of Genesco Inc. (the "Company"), announced the appointment of David M. Chamberlain as interim president and chief executive officer of the Company. The appointment of Mr. Chamberlain followed the resignation of E. Douglas Grindstaff as the Company's chief executive officer and director. Thomas B. Clark, executive vice president - administration, also resigned. A copy of the press release issued by the Company on October 13, 1994 is attached as an exhibit.


    Item 7.   Financial Statements, Pro Forma Financial Information and
              Exhibits
    -----------------------------------------------------------------------

        (c)   Exhibits:

         99.1 Press Release dated October 13, 1994.



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

                                 SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  GENESCO INC.


    Date:  October 14, 1994       By: /s/ Roger G. Sisson
                                      ----------------------------
                                      Roger G. Sisson, Secretary



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

                               EXHIBIT INDEX



                                                           Sequential
     No.                      Exhibit                         Page
    -----       -------------------------------------      -----------
     99.1       Press Release dated October 13, 1994.           5



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